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April  9, 2009

Dear Shareholder:

You are cordially invited to attend the annual meeting of shareholders of First Advantage Bancorp (the “Company”).  The meeting will be held at:

First Federal Savings Bank
St. Bethlehem Branch
2070 Wilma Rudolph Blvd.
Clarksville, Tennessee
Wednesday, May 20, 2009
1:00 p.m., local time

The notice of annual meeting and proxy statement appearing on the following pages describe the formal business to be transacted at the meeting.  Directors and officers of the Company, as well as representatives of Horne, LLP, the Company’s independent registered public accounting firm, will be present to respond to appropriate questions from shareholders.

It is important that your shares are represented at the meeting, whether or not you attend the meeting in person and regardless of the number of shares you own.  To make sure your shares are represented, we urge you to vote by promptly completing and mailing the enclosed proxy card.  If you attend the meeting, you may vote in person even if you have previously mailed a proxy card.

The Board of Directors recommends that you vote “FOR” each of the proposals to be presented at the annual meeting.

Sincerely,

/s/Earl O. Bradley, III
Earl O. Bradley, III
Chief Executive Officer

1430 Madison Street
Clarksville, Tennessee 37040
(931) 552-6176

NOTICE OF 2009 ANNUAL MEETING OF SHAREHOLDERS

TIME AND DATE	1:00 p.m., local time, on Wednesday, May 20, 2009.

PLACE	First Federal Savings Bank, St. Bethlehem Branch, 2070 Wilma Rudolph Blvd., Clarksville, Tennessee.

ITEMS OF BUSINESS	(1)	To elect three directors to serve for a term of three years.
	(2)	To ratify the appointment of Horne LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2009.
	(3)	To transact such other business as may properly come before the meeting and any adjournment or postponement of the meeting.

RECORD DATE	To vote, you must have been a shareholder at the close of business on March 25, 2009.

PROXY VOTING
It is important that your shares be represented and voted at the meeting.  You can vote your shares by completing and returning the proxy card or voting instruction card sent to you.  Voting instructions are printed on your proxy or voting instruction card and included in the accompanying proxy statement.  You can revoke a proxy at any time before its exercise at the meeting by following the instructions in the proxy statement.

By Order of the Board of Directors,

/s/Patrick C. Greenwell
Patrick C. Greenwell
Corporate Secretary

Clarksville, Tennessee
April 9, 2009

FIRST ADVANTAGE BANCORP

PROXY STATEMENT

GENERAL INFORMATION

We are providing this proxy statement to you in connection with the solicitation of proxies by the Board of Directors of First Advantage Bancorp for the 2009 annual meeting of shareholders and for any adjournment or postponement of the meeting.  In this proxy statement, we may also refer to First Advantage Bancorp as the “Company,” “we,” “our” or “us.”

First Advantage Bancorp is the holding company for First Federal Savings Bank.  In this proxy statement, we may also refer to First Federal Savings Bank as the “Bank.”

We are holding the 2009 annual meeting of shareholders at First Federal Savings Bank, St. Bethlehem Branch, located at 2070 Wilma Rudolph Blvd., Clarksville, Tennessee, on Wednesday, May 20, 2009 at 1:00 p.m., local time.

We intend to mail this proxy statement and the enclosed proxy card to shareholders of record beginning on or about April 9, 2009.

This proxy statement is available at http://www.cfpproxy.com/6373.  Also available on this website is the Company’s 2008 Annual Report on Form 10-K, as filed with the Securities and Exchange Commission, including the Company’s audited consolidated financial statements.

INFORMATION ABOUT VOTING

Who Can Vote at the Meeting

You are entitled to vote your shares of First Advantage Bancorp common stock that you owned as of March 25, 2009.  As of the close of business on March 25, 2009, 5,264,683 shares of First Advantage Bancorp common stock were outstanding.  Each share of common stock has one vote.

The Company’s charter provides that record holders of the Company’s common stock who beneficially own, either directly or indirectly, in excess of 10% of the Company’s outstanding shares are not entitled to any vote with respect to those shares held in excess of the 10% limit.

Ownership of Shares; Attending the Meeting

You may own shares of First Advantage Bancorp in one or more of the following ways:

•	Directly in your name as the shareholder of record;

•	Indirectly through a broker, bank or other holder of record in “street name”;

•	Indirectly through the First Federal Savings Bank Employee Stock Ownership Plan; or

•	Indirectly through the First Federal Savings Bank 401(k) and Profit Sharing Plan.

If your shares are registered directly in your name, you are the holder of record of these shares and we are sending these proxy materials directly to you.  As the holder of record, you have the right to give your proxy directly to us or to vote in person at the meeting.

If you hold your shares in street name, your broker, bank or other holder of record is sending these proxy materials to you.  As the beneficial owner, you have the right to direct your broker, bank or other holder of record how to vote by filling out a voting instruction form that accompanies your proxy materials.  Your broker, bank or other holder of record may allow you to provide voting instructions by telephone or by the Internet.  Please see the instruction form provided by your broker, bank or other holder of record that accompanies this proxy statement.  If you hold your shares in street name, you will need proof of ownership to be admitted to the meeting.  A recent brokerage statement or a letter from a bank or broker are examples of proof of ownership.  If you want to vote your shares of First Advantage Bancorp common stock held in street name in person at the meeting, you must obtain a written proxy in your name from the broker, bank or other nominee who is the record holder of your shares.  If you are a participant in the First Federal Savings Bank Employee Stock Ownership Plan or the First Federal Savings Bank 401(k) and Profit Sharing Plan, see “Participants in the ESOP or the 401(k) Plan” below for voting procedures.

Quorum and Vote Required

Quorum.  We will have a quorum and will be able to conduct the business of the annual meeting if the holders of a majority of the outstanding shares of common stock entitled to vote are present at the meeting, either in person or by proxy.

Vote Required for Proposals.  At this year’s annual meeting, shareholders will elect three directors to serve for a term of three years.  In voting on the election of directors, you may vote in favor of the nominees, withhold votes as to all nominees, or withhold votes as to specific nominees.  There is no cumulative voting for the election of directors.  Directors must be elected by a plurality of the votes cast at the annual meeting.  This means that the nominees receiving the greatest number of votes will be elected.

In voting on the ratification of the appointment of  Horne LLP as the Company’s independent registered public accounting firm, you may vote in favor of the proposal, vote against the proposal or abstain from voting.  To ratify the appointment of Horne LLP as our independent registered public accounting firm for 2009, the affirmative vote of a majority of the votes cast at the annual meeting is required.

Routine and Non-Routine Proposals. The rules of the New York Stock Exchange determine whether proposals presented at shareholder meetings are routine or non-routine.  If a proposal is routine, a broker or other entity holding shares for an owner in street name may vote for the proposal without receiving voting instructions from the owner.  If a proposal is non-routine, the broker or other entity may vote on the proposal only if the owner has provided voting instructions.  A broker non-vote occurs when a broker or other entity is unable to vote on a particular proposal and the broker or other entity has not received voting instructions from the beneficial owner.  The election of directors and the ratification of Horne LLP as the Company’s independent registered public accounting firm are considered routine matters.

How We Count Votes. If you return valid proxy instructions or attend the meeting in person, we will count your shares to determine whether there is a quorum, even if you abstain from voting.  Broker non-votes also will be counted to determine the existence of a quorum.

In the election of directors, votes that are withheld and broker non-votes will have no effect on the outcome of the election.

In counting votes on the proposal to ratify the appointment of the independent registered public accounting firm, abstentions and broker non-votes will have no effect on the outcome of the proposal.

Voting by Proxy

The Company’s Board of Directors is sending you this proxy statement to request that you allow your shares of Company common stock to be represented at the annual meeting by the persons named in the enclosed proxy card.  All shares of Company common stock represented at the meeting by properly executed and dated proxies will be voted according to the instructions indicated on the proxy card.  If you sign, date and return a proxy card without giving voting instructions, your shares will be voted as recommended by the Company’s Board of Directors.  The Board of Directors recommends that you vote:

•	FOR the election of the nominees for director; and

•	FOR the ratification of the appointment of Horne, LLP as the Company’s independent registered public accounting firm.

If any matters not described in this proxy statement are properly presented at the annual meeting, the persons named in the proxy card will use their judgment to determine how to vote your shares.  This includes a motion to adjourn or postpone the annual meeting to solicit additional proxies.  If the annual meeting is postponed or adjourned, your shares of Company common stock may be voted by the persons named in the proxy card on the new meeting date, provided that the new meeting occurs within 30 days of the annual meeting and you have not revoked your proxy.  The Company does not currently know of any other matters to be presented at the meeting.

You may revoke your proxy at any time before the vote is taken at the meeting.  To revoke your proxy, you must either advise the Corporate Secretary of the Company in writing before your shares have been voted at the annual meeting, deliver a later dated proxy or attend the meeting and vote your shares in person.  Attendance at the annual meeting will not in itself constitute revocation of your proxy.

Participants in the ESOP or the 401(k) Plan

If you participate in the First Federal Savings Bank Employee Stock Ownership Plan (the “ESOP”) or if you invest in Company common stock through the First Advantage Bancorp stock fund in the First Federal Savings Bank 401(k) and Profit Sharing Plan (the “401(k) Plan”), you will receive a vote authorization form for each plan that reflects all shares you may direct the trustees to vote on your behalf under the plan.  Under the terms of the ESOP, all allocated shares of First Advantage Bancorp common stock held by the ESOP are voted by the ESOP trustee, as directed by plan participants.  All unallocated shares of Company common stock held by the ESOP and allocated shares for which no timely voting instructions are received are voted by the ESOP trustee in the same proportion as shares for which the trustee has received timely voting instructions, subject to the exercise of its fiduciary duties.  Under the terms of the 401(k) Plan, a participant may direct the stock fund trustee of the 401(k) Plan how to vote the shares in the First Advantage Bancorp stock fund credited to his or her account.  The stock fund trustee will vote all shares for which it does not receive timely voting instructions from participants in the same proportion as shares for which the trustee received voting instructions.  The deadline for returning your vote authorization forms is May 11, 2009.

CORPORATE GOVERNANCE

Director Independence

The Company’s Board of Directors currently consists of nine members, all of whom are independent under the listing requirements of the Nasdaq Stock Market, Inc., except for Earl O. Bradley, III and John T. Halliburton, whom we employ as executive officers.  In determining the independence of directors, the Board of Directors considered the various deposit, loan and other relationships that each director has with the Company and the Bank, in addition to the transactions disclosed under “Transactions with Related Persons” below, but determined in each case that these relationships did not interfere with such individuals’ exercise of independent judgment in carrying out their responsibilities as a director.

Corporate Governance Policy

The Board of Directors has adopted a corporate governance policy to govern certain activities, including: the duties and responsibilities of directors; the composition, responsibilities and operations of the Board of Directors; the establishment and operation of Board committees; succession planning; convening executive sessions of independent directors; the Board of Directors’ interaction with management and third parties; and the evaluation of the performance of the Board of Directors and of the Chief Executive Officer.

Committees of the Board of Directors

The following table identifies our standing committees and their members at December 31, 2008.  All members of each committee are independent in accordance with the listing requirements of the Nasdaq Stock Market, Inc.  Each committee operates under a written charter that is approved by the Board of Directors that governs its composition, responsibilities and operation.  Each committee reviews and reassesses the adequacy of its charter at least annually.  The charters of all three committees are available at the Investor Relations section of our website (www.firstfederalsb.com).

Director	Audit Committee	Compensation Committee	Nominating and Corporate Governance Committee
William G. Beach
Earl O. Bradley, III
Vernon M. Carrigan		X	X *
Robert E. Durrett, III		X	X
John T. Halliburton
William Lawson Mabry
William H. Orgain	X
Michael E. Wallace	X *
David L. Watson	X	X *	X
Number of Meetings in 2008	7	7	1
________________________________________________________
* Denotes Chairperson

Audit Committee

The Audit Committee assists the Board of Directors in its oversight of the Company’s accounting, auditing, internal control structure and financial reporting matters, the quality and integrity of the Company’s financial reports and the Company’s compliance with applicable laws and regulations.  The Committee is also responsible for engaging the Company’s independent registered public accounting firm and monitoring its conduct and independence.  The Board of Directors has designated Michael E. Wallace as an audit committee financial expert under the rules of the Securities and Exchange Commission.  Mr. Wallace is independent under the listing requirements of the Nasdaq Stock Market, Inc. applicable to audit committee members.

Compensation Committee

The Compensation Committee approves the compensation objectives for the Company and the Bank, establishes the compensation for the Company’s senior management and conducts the performance review of the Chief Executive Officer.  The Compensation Committee reviews all components of compensation, including salaries, cash incentive plans, long-term incentive plans and various employee benefit matters.  Decisions by the Compensation Committee with respect to the compensation of executive officers are approved by the full Board of Directors.  The Committee also assists the Board of Directors in evaluating potential candidates for executive positions.

Nominating and Corporate Governance Committee

The Nominating and Corporate Governance Committee assists the Board of Directors in: (1) identifying individuals qualified to become Board members, consistent with criteria approved by the Board; (2) recommending to the Board the director nominees for the next annual meeting; (3) implementing policies and practices relating to corporate governance, including implementation of and monitoring adherence to corporate governance guidelines; (4) leading the Board in its annual review of the Board’s performance; and (5) recommending director nominees for each committee.

Minimum Qualifications.  The Nominating and Corporate Governance Committee has adopted a set of criteria that it considers when it selects individuals to be nominated for election to the Board of Directors.  A candidate must meet the eligibility requirements set forth in the Company’s Bylaws, which include a requirement that the candidate not have been subject to certain criminal or regulatory actions.  A candidate also must meet any qualification requirements set forth in any Board or committee governing documents.

If the candidate is deemed eligible for election to the Board of Directors, the Nominating and Corporate Governance Committee will then evaluate the following criteria in selecting nominees:

•	contributions to the range of talent, skill and expertise of the Board of Directors;

•
financial, regulatory and business experience, knowledge of the banking and financial service industries, familiarity with the operations of public companies and ability to read and understand financial statements;

•	familiarity with the Company’s market area and participation in and ties to local businesses and local civic, charitable and religious organizations;

•	personal and professional integrity, honesty and reputation;

•	the ability to represent the best interests of the shareholders of the Company and the best interests of the institution;

•	the ability to devote sufficient time and energy to the performance of his or her duties;

•	independence as that term is defined under applicable Securities and Exchange Commission and stock exchange listing criteria; and

•	current equity holdings in the Company.

The Nominating and Corporate Governance Committee also will consider any other factors it deems relevant, including diversity, competition, size of the Board of Directors and regulatory disclosure obligations.

With respect to nominating an existing director for re-election to the Board of Directors, the Nominating and Corporate Governance Committee will consider and review an existing director’s attendance and performance at Board meetings and at meetings of committees on which he serves; length of Board service; the experience, skills and contributions that the existing director brings to the Board; and independence.

Director Nomination Process. The process that the Nominating and Corporate Governance Committee follows to identify and evaluate individuals to be nominated for election to the Board of Directors is as follows:

For purposes of identifying nominees for the Board of Directors, the Nominating and Corporate Governance Committee relies on personal contacts of the committee members and other members of the Board of Directors, as well as its knowledge of members of the communities served by the Bank.  The Nominating and Corporate Governance Committee will also consider director candidates recommended by shareholders according to the policy and procedures set forth below.  The Nominating and Corporate Governance Committee has not previously used an independent search firm to identify nominees.

In evaluating potential nominees, the Nominating and Corporate Governance Committee determines whether the candidate is eligible and qualified for service on the Board of Directors by evaluating the candidate under the criteria set forth above.  If such individual fulfills these criteria, the Nominating and Corporate Governance Committee will conduct a check of the individual’s background and interview the candidate to further assess the qualities of the prospective nominee and the contributions he or she would make to the Board.

Considerations of Recommendations by Shareholders.  It is the policy of the Nominating and Corporate Governance Committee to consider director candidates recommended by shareholders who appear to be qualified to serve on the Company’s Board of Directors.  The Nominating and Corporate Governance Committee may choose not to consider an unsolicited recommendation if no vacancy exists on the Board of Directors and the Nominating and Corporate Governance Committee does not perceive a need to increase the size of the Board of Directors.  To avoid the unnecessary use of the Nominating and Corporate Governance Committee’s resources, the Nominating and Corporate Governance Committee will consider only those director candidates recommended in accordance with the procedures set forth below.

Procedures to be Followed by Shareholders. To submit a recommendation of a director candidate to the Nominating and Corporate Governance Committee, a shareholder should submit the following information in writing, addressed to the Chairman of the Nominating and Corporate Governance Committee, care of the Corporate Secretary, at the main office of the Company:

1.	The name of the person recommended as a director candidate;

2.	All information relating to such person that is required to be disclosed in solicitations of proxies for election of directors pursuant to Regulation 14A under the Securities Exchange Act of 1934;

3.	The written consent of the person being recommended as a director candidate to being named in the proxy statement as a nominee and to serving as a director if elected;

4.
As to the shareholder making the recommendation, the name and address of such shareholder as they appear on the Company’s books; provided, however, that if the shareholder is not a registered holder of the Company’s common stock, the shareholder should submit his or her name and address along with a current written statement from the record holder of the shares that reflects ownership of the Company’s common stock; and

5.	A statement disclosing whether such shareholder is acting with or on behalf of any other person and, if applicable, the identity of such person.

In order for a director candidate to be considered for nomination at the Company’s annual meeting of shareholders, the recommendation must be received by the Nominating and Corporate Governance Committee at least 120 calendar days before the date the Company’s proxy statement was released to shareholders in connection with the previous year’s annual meeting, advanced by one year.

Board and Committee Meetings

During the year ended December 31, 2008, the Board of Directors of the Company held nine regular meetings and one special meeting and the Board of Directors of the Bank held fourteen regular meetings and one special meeting.  No director attended fewer than 75% of the total meetings of the Company’s or the Bank’s Board of Directors and the committees on which such director served during fiscal 2008.

Director Attendance at the Annual Meeting of Shareholders

The Board of Directors encourages each director to attend the Company’s annual meeting of shareholders.

Code of Ethics and Business Conduct

First Advantage Bancorp has adopted a Code of Ethics and Business Conduct designed to ensure that the Company’s directors and employees meet the highest standards of ethical conduct.  The Code of Ethics and Business Conduct, which applies to all employees and directors, addresses conflicts of interest, the treatment of confidential information, general employee conduct and compliance with applicable laws, rules and regulations.  In addition, the Code of Ethics and Business Conduct is designed to deter wrongdoing and promote honest and ethical conduct, the avoidance of conflicts of interest, full and accurate disclosure and compliance with all applicable laws, rules and regulations.  The Code of Ethics and Business Conduct is available at the Investor Relations section of our website (www.firstfederalsb.com).

REPORT OF THE AUDIT COMMITTEE

The Company’s management is responsible for the Company’s internal controls and financial reporting process.  The Company’s independent registered public accounting firm is responsible for performing an independent audit of the Company’s consolidated financial statements and issuing an opinion on the conformity of those financial statements with generally accepted accounting principles.  The Audit Committee oversees the Company’s internal controls and financial reporting process on behalf of the Board of Directors.

In this context, the Audit Committee has met and held discussions with management and the independent registered public accounting firm.  Management represented to the Audit Committee that the Company’s consolidated financial statements were prepared in accordance with generally accepted accounting principles and the Audit Committee has reviewed and discussed the consolidated financial statements with management and the independent registered public accounting firm.  The Audit Committee discussed with the independent registered public accounting firm matters required to be discussed by Statement on Auditing Standards No. 61, as amended, as adopted by the Public Accounting Oversight Board in Rule 3200T, including the quality, and not just the acceptability, of the accounting principles, the reasonableness of significant judgments and the clarity of the disclosures in the financial statements.

In addition, the Audit Committee has received the written disclosures and the letter from the independent registered public accounting firm required by the Independence Standards Board Standard No. 1 (Independence Discussions With Audit Committees) and has discussed with the independent registered public accounting firm the firm’s independence from the Company and its management.  In concluding that the registered public accounting firm is independent, the Audit Committee considered, among other factors, whether the non-audit services provided by the firm were compatible with its independence.

The Audit Committee discussed with the Company’s independent registered public accounting firm the overall scope and plans for their audit.  The Audit Committee meets with the independent registered public accounting firm, with and without management present, to discuss the results of their examination, their evaluation of the Company’s internal controls, and the overall quality of the Company’s financial reporting.

In performing all of these functions, the Audit Committee acts only in an oversight capacity.  In its oversight role, the Audit Committee relies on the work and assurances of the Company’s management, which has the primary responsibility for financial statements and reports, and of the independent registered public accounting firm who, in their report, express an opinion on the conformity of the Company’s financial statements to generally accepted accounting principles.  The Audit Committee’s oversight does not provide it with an independent basis to determine that management has maintained appropriate accounting and financial reporting principles or policies, or appropriate internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations.  Furthermore, the Audit Committee’s considerations and discussions with management and the independent registered public accounting firm do not assure that the Company’s financial statements are presented in accordance with generally accepted accounting principles, that the audit of the Company’s financial statements has been carried out in accordance with generally accepted auditing standards or that the Company’s independent registered public accounting firm is “independent.”

In reliance on the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors, and the Board has approved, that the audited consolidated financial statements be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2008 for filing with the Securities and Exchange Commission.  The Audit Committee also has approved, subject to shareholder ratification, the selection of the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2009.

Audit Committee of the Board of Directors of
First Advantage Bancorp

Michael E. Wallace, Chairman
David L. Watson
William H. Orgain

DIRECTOR COMPENSATION

The following table provides the compensation received by individuals who served as non-employee directors of First Advantage Bancorp and First Federal Savings Bank during the 2008 fiscal year.

Name				Change in
	Fees			Nonqualified
	Earned or			Deferred
	Paid in	Stock	Option	Compensation	All Other
	Cash	Awards	Awards	Earnings	Compensation	Total
	($)	($) (1)	($) (2)	($) (3)	($)	($)
William G. Beach	$ 14,300	$ 6,972	$ 3,960	$ 171	$ 763	$ 26,166
Vernon M. Carrigan	16,000	2,263	1,489	1,058	312	21,122
Robert E. Durrett, III	16,000	6,972	3,960	111	763	27,806
William Lawson Mabry	18,900	6,973	3,960	188	763	30,784
William H. Orgain	16,000	6,972	3,960	90	555	27,577
Michael E. Wallace	21,500	6,972	3,960	-	763	33,195
David L. Watson	16,600	6,972	3,960	40	654	28,226
      __________________________________________________________________
(1)
For awards of stock, the compensation cost recognized during fiscal 2008 was determined pursuant to FAS 123R. Each director received an award of 9,025 shares on August 11, 2008, except that Mr. Mabry received an award of 9,026 shares on August 11, 2008 and Mr. Carrigan received an award of 9,025 shares on November 12, 2008. The grant date fair value of these awards computed in accordance with FAS 123R is $90,521 for Mr.Carrigan, $92,969 for Mr. Mabry and $92,958 for all other directors, which is expensed over a five year vesting period. All Stock Awards were granted pursuant to the 2008 Executive Incentive Plan and have a five-year time based vesting schedule with the first installment vesting August 11, 2009. See note 16 to our consolidated financial statements for the year ended December 31, 2008, filed with our Annual Report on Form 10-K dated March 25, 2009 for assumptions made in valuation.

(2)
For awards of stock options, the compensation cost recognized during fiscal 2008 was determined pursuant to FAS 123R. Each director received an award of 22,563 options on August 11, 2008, except that Mr. Carrigan received an award of 22,563 options on November 12, 2008. The grant date fair value of these awards computed in accordance with FAS 123R is $59,637 for Mr.Carrigan and $52,797 for all other directors, which is expensed over a five year vesting period. All Stock Options were granted pursuant to the 2008 Executive Incentive Plan and have a five-year time based vesting schedule with the first installment vesting on August 11, 2008.  See note 16 to our consolidated financial statements for the year ended December 31, 2008, filed with our Annual Report on Form 10-K dated March 25, 2009 for assumptions made in valuation.

(3)
The Company has a Nonqualified Deferred Compensation Plan under which directors can elect to contribute fees earned and direct that their fees be invested in First Advantage Bancorp stock, which is then actually purchased and held in a trust established by the Bank.  Amounts so deferred many earn interest until stock is actually purchased.  Dividends are paid on First Advantage Bancorp stock which is held in trust for each individual.  All directors have elected to participate in the Nonqualified Deferred Compensation Plan with the exception of Mr. Wallace and Mr. Watson.

Cash Retainer and Meeting Fees for Non-Employee Directors

The following table sets forth the applicable retainers and fees that will be paid to our non-employee directors for their service on the Boards of Directors of First Advantage Bancorp and First Federal Savings Bank during 2009.

Annual Retainer	$6,000
Annual Audit Committee Chairperson Additional Retainer	6,000
Fee per Board Meeting	500
Fee per Committee Meeting:
Executive Committee	100
Audit Committee	100
All Other Committees	100

Directors’ Compensation Agreements

First Federal Savings Bank has entered into four separate Directors’ Compensation Agreements with two former directors, David W. Howard, III and Jack G. Miller.  Under three separate agreements with Mr. Howard, dated January 1, 1981, January 1, 1986 and July 1, 1993, First Federal Savings Bank agreed to provide benefits of $152,160, $249,840 and $210,000, respectively, with each benefit amount payable in 120 monthly installments.  The agreement with Mr. Miller, dated January 1, 1981, provides for a benefit of $144,600, also payable in 120 monthly installments.  Under all four agreements, monthly installment payments commenced upon the director’s attainment of age 65, with any remaining amounts payable to the director’s beneficiary following his death.

STOCK OWNERSHIP

The following table provides information as of March 25, 2009 about the persons, other than directors and executive officers, known to the Company to be the beneficial owners of more than 5% of the Company’s outstanding common stock.  A person may be considered to beneficially own any shares of common stock over which he or she has, directly or indirectly, sole or shared voting or investment power.

Name and Address	Number of Shares Owned	Percent of Common Stock Outstanding

First Federal Savings Bank Employee Stock Ownership Plan 1430 Madison Street Clarksville, Tennessee 37040	421,125 (1)	8.0% (2)

                            _______________________________________________
(1)	As of March 25, 2009, 43,321 shares had been allocated to participants’ ESOP accounts.
(2)	Based on 5,264,683 shares of the Company’s common stock outstanding and entitled to vote as of March 25, 2009.

The following table provides information about the shares of Company common stock that may be considered to be owned by each director or nominee for director of the Company, by the executive officers named in the Summary Compensation Table and by all directors, nominees for director and executive officers of the Company as a group as of March 25, 2009.  A person may be considered to own any shares of common stock over which he or she has, directly or indirectly, sole or shared voting or investment power.  Unless otherwise indicated, each of the named individuals has sole voting and investment power with respect to the shares shown.

Name	Number of		Percent of
	Shares		Common Stock
	Owned (1) (2) (3) (4)		Outstanding (5)

Directors:
William G. Beach	40,626	(6)	*
Earl O. Bradley, III.	79,733	(7)	1.5
Vernon M. Carrigan	40,831	(8)	*
Robert E. Durrett, III	72,468	(9)	1.4
John T. Halliburton	79,085	(10)	1.5
William Lawson Mabry	71,057	(11)	1.4
William H. Orgain	70,734	(12)	1.3
Michael E. Wallace	43,373		*
David L. Watson	59,025	(13)	1.1

Executive Officers:
Patrick C. Greenwell	67,715	(14)	1.3
Franklin G. Wallace	60,042	(15)	1.1
Jon R. Clouser	51,279		1.0

All Directors and Executive Officers as a Group (12 persons)	735,968		14.0%
         ________________________________________________________________
*Represents less than 1% of the Company’s outstanding shares.
(1)
Includes shares held under the First Federal Savings Bank Deferred Compensation Plan (held in trust) as follows:  Mr. Beach—3,601 shares; Mr. Bradley—24,921 shares; Mr. Carrigan—11,806 shares; Mr. Durrett—2,546 shares; Mr. Halliburton—21,806 shares; Mr. Mabry—4,119 shares; Mr. Orgain—2,096 shares; Mr. Michael Wallace—107 shares; Mr. Greenwell—23,363 shares; Mr. Franklin Wallace—12,461 shares; and Mr. Clouser—10,284 shares.

(2)
Includes shares held under the First Federal Savings Bank 401(k) and Profit Sharing Plan as follows: Mr. Bradley—5,481 shares; Mr. Halliburton—3,269 shares; Mr. Greenwell—7,735 shares; Mr. Franklin Wallace—8,125 shares; and Mr. Clouser—13,578 shares.

(3)
Includes shares allocated under the First Federal Savings Bank ESOP (held in trust) as follows: Mr. Bradley—1,191 shares; Mr. Halliburton—1,175 shares; Mr. Greenwell—1,191 shares; Mr. Franklin Wallace—734 shares; and Mr. Clouser—547 shares.

(4)
Includes unvested stock awards granted under the First Federal Savings Bank 2008 Executive Incentive Plan (held in trust) as follows: Mr. Beach, Mr. Carrigan, Mr. Durrett, Mr. Orgain, Mr. Michael Wallace and Mr. Watson—9,025 shares each; , Mr. Mabry—9,026 shares; Mr. Bradley, Mr. Halliburton, Mr. Greenwell and Mr. Franklin Wallace—27,640 shares each; and Mr. Clouser—20,000 shares.

(5)	Based on 5,264,683 shares of the Company’s common stock outstanding and entitled to vote as of March 25, 2009.
(6)	Includes 28,000 shares held in an individual retirement account.
(7)	Includes 20,000 shares held by Mr. Bradley’s spouse, 250 shares held by Mr. Bradley’s daughter and 250 shares held by Mr. Bradley’s spouse as custodian for their daughter.
(8)	Includes 10,000 shares held in an individual retirement account.
(9)
Includes 1,229 shares held in an individual retirement account, 28,678 shares held by Mr. Durrett’s spouse, 1,572 shares held in his spouse’s individual retirement account and 17,150 shares held by Durrett Lands G.P.

(10)	Includes 25,195 shares held in an individual retirement account.
(11)
Includes 27,912 shares held in an individual retirement account, 10,000 shares held in trust for Mr. Mabry’s children, 10,000 shares held by Mr. Mabry’s spouse and 10,000 shares held in his spouse’s individual retirement account.

(12)	Includes 29,613 shares held in an individual retirement account and 30,000 shares held by Mr. Orgain’s spouse.
(13)	Includes 30,000 shares held in an individual retirement account and 20,000 shares held by Mr. Watson’s spouse.
(14)	Includes 7,785 shares held by Mr. Greenwell’s spouse.
(15)	Includes 6,276 shares held in an individual retirement account and 1,200 shares held by Mr. Wallace’s spouse as custodian for their grandchildren.

ITEMS OF BUSINESS TO BE VOTED ON BY SHAREHOLDERS

Item 1 — Election of Directors

The Company’s Board of Directors consists of nine members.  The Board is divided into three classes, each with three-year staggered terms, with one-third of the directors elected each year.  The three nominees who have been nominated for election at the annual meeting to serve for a three-year term and until their successors have been duly elected and qualified are Dr. Vernon M. Carrigan, John T. Halliburton and David L. Watson.  All of the nominees are currently directors of the Company and the Bank.

Unless you indicate on the proxy card that your shares should not be voted for the nominees named above, the Board of Directors intends that the proxies solicited by it will be voted for the election of the nominees.  If any nominee is unable to serve, the persons named in the proxy card would vote your shares to approve the election of any substitute proposed by the Board of Directors.  At this time, we know of no reason why any nominee might be unable to serve.

The Board of Directors recommends that shareholders vote “FOR” the election of all of the nominees.

Information regarding the nominees for election at the annual meeting is provided below.  Unless otherwise stated, each individual has held his current occupation for the last five years.  The age indicated for each individual is as of December 31, 2008.  The indicated period of service as a director includes the period of service as a director of First Federal Savings Bank.

Board Nominees for Terms Ending in 2012

Dr. Vernon M. Carrigan is a physician with and medical director of the Premier Medical Group.  Age 57.  Director since 1999.

John T. Halliburton is the President of First Federal Savings Bank and First Advantage Bancorp.  Mr. Halliburton joined First Federal Savings Bank in 2005.  Before joining First Federal Savings Bank, Mr. Halliburton served as a commercial lending officer at Old National Bank (which acquired Heritage Bank) from 1988 to 2005.  Age 61.  Director since 2005.

David L. Watson has been the owner of Watson Construction, a consulting and management company, since 2005.  Mr. Watson served as a District President for Old National Bank (which acquired Heritage Bank) from 1994 to 2005.  Age 66.  Director since 2006.

Directors Continuing in Office

 The following directors have terms ending in 2010:

Robert E. Durrett, III is the owner of Durrett Construction.  Age 52.  Director since 2007.

William Lawson Mabry serves as Chairman of the Board and is a self-employed real estate sales broker.  Age 53.  Director since 2006.

Michael E. Wallace is a certified public accountant and has been a principal with Weatherspoon//Lowe//Wallace, PC, an accounting firm, since 2004.  From 2002 to 2004, Mr. Wallace was a managing partner with the accounting firm of Wallace & Cave, CPA’s.  On January 1, 2009, WLW merged with Thurman and Campbell, Inc. to form TC Group, PLC, of which Mr. Wallace is a partner.   Age 34.  Director since 2006.

The following directors have terms ending in 2011:

William G. Beach is the President of Beach Oil Co., a retail fuels company.  Age 52.  Director since 2006.

Earl O. Bradley, III is the Chief Executive Officer of First Federal Savings Bank and First Advantage Bancorp.  Mr. Bradley joined First Federal Savings Bank in 2005.  Mr. Bradley has served as the Chairman and Chief Executive Officer of MAP Industries, Inc. (d/b/a OEM Tube Assemblies), a manufacturing company, since 2002.  Previously, Mr. Bradley served as a regional president of Old National Bank (which acquired Heritage Bank) from 1988 to 2001.  Age 53.  Director since 2005.

William H. Orgain is the President and co-owner of Orgain Building Supply.  Age 52.  Director since 2007.

Item 2 — Ratification of the Independent Registered Public Accounting Firm

The Audit Committee of the Board of Directors has appointed Horne LLP to be the Company’s independent registered public accounting firm for the 2009 fiscal year, subject to ratification by shareholders.  A representative of Horne LLP is expected to be present at the annual meeting to respond to appropriate questions from shareholders and will have the opportunity to make a statement should he or she desire to do so.

If the ratification of the appointment of the independent registered public accounting firm is not approved by a majority of the shares represented at the annual meeting and entitled to vote, the Audit Committee of the Board of Directors may consider other independent registered public accounting firms.

The Board of Directors recommends that shareholders vote “FOR” the ratification of the appointment of Horne LLP as the Company’s independent registered public accounting firm for the 2009 fiscal year.

Change in Independent Registered Public Accounting Firm. On June 12, 2008, the Company’s Audit Committee dismissed BKD, LLP and engaged Horne LLP to audit the consolidated financial statements of First Federal Savings Bank as of December 31, 2008.  Before its engagement, the Companydid not consult Horne LLP regarding either (i) the application of accounting principles to a specified transaction or the type of audit opinion that might be rendered on the Company’s financial statements; or (ii) on any matter that was the subject of a disagreement with its former accountants or on any matter that was a reportable event.

BKD, LLP’s report on the consolidated financial statements of First Federal Savings Bank as of December 31, 2007 and 2006 and for each year in the two-year period ended December 31, 2007 did not contain an adverse opinion or disclaimer of opinion, and was not qualified or modified as to uncertainty, audit scope or accounting principles.

At the time of dismissal, there had not been any disagreement with BKD, LLP and the Company with respect to the consolidated financial statements for the years ended December 31, 2007 or 2006 or during the subsequent period through the date of the dismissal of BKD, LLP, whether or not resolved, on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which, if not resolved to the satisfaction of BKD, LLP, would have caused it to make a reference to the subject matter of the disagreement in connection with its reports.

Audit Fees. The following table sets forth the fees billed to the Company by Horne LLP and BKD, LLP for the fiscal years ended December 31 2008 and 2007:

	2008	2007
Audit fees (1)	$209,355	$216,428
Audit related fees(2)	-	195,528
Tax fees (3)	16,419	27,211
All other fees (4)	14,193	-
     ____________________________________________________________________
(1)
Includes professional services rendered for the audit of the Company’s annual consolidated financial statements and review of consolidated financial statements included in Forms 10-Q, or services normally provided in connection with statutory and regulatory filings, including out-of-pocket expenses. For 2008, consists of fees of $62,400 and $134,655 billed by Horne LLP and BKD, LLP, respectively.   For fiscal 2007, also includes fees related to First Federal Savings Bank’s conversion to the stock form of organization and First Advantage Bancorp’s related initial public offering.

(2)	Audit related fees include payments out-of-pocket expenses related to the audit of the consolidated financial statements and for the review of the stock offering and related documents in 2007.
(3)	Consists of tax filing and tax related compliance and other advisory services. For 2008, consists of fees of $2,500 and $5,169 billed by Horne LLP and BKD, LLP, respectively.
(4)	Consists of fees related to HUD audit.

Policy on Audit Committee Pre-Approval of Audit and Permissible Non-Audit Services of the Independent Registered Public Accounting Firm. The Company’s Audit Committee has adopted a policy for approval of audit and permitted non-audit services by the Company’s independent registered public accounting firm.  The Audit Committee will consider annually and approve the provision of audit services by the independent registered public accounting firm and, if appropriate, approve the provision of certain defined audit and non-audit services.  The Audit Committee also will consider on a case-by-case basis and, if appropriate, approve specific engagements.

Any proposed specific engagement may be presented to the Audit Committee for consideration at its next regular meeting or, if earlier consideration is required, to the Audit Committee or one or more of its members.  The member or members to whom such authority is delegated shall report any specific approval of services at its next regular meeting.  The Audit Committee will regularly review summary reports detailing all services being provided to the Company by its independent registered public accounting firm.

During the year ended December 31, 2008, all of the audit related fees, tax fees and all other fees set forth above were approved by the Audit Committee.

EXECUTIVE COMPENSATION

Summary Compensation Table

The following information is furnished for the principal executive officer and the next two most highly compensated executive officers of the Company whose total compensation for the year ended December 31, 2008 exceeded $100,000.

						Nonqualified
						Deferred
				Stock	Option	Compensation	All Other	Total
Name and		Salary	Bonus	Awards	Awards	Earnings	Compensation	Total
Principal Position	Year	($)	($)	($) (1)	($) (2)	($) (3)	($) (4)	($)
Earl O. Bradley, III	2008	$190,499	$83,430	$21,352	$12,127	$1,241	$35,825	$344,474
Chief Executive Officer	2007	185,400	81,000	-	-	-	25,512	291,912

Patrick C. Greenwell	2008	179,915	78,795	21,352	12,127	1,163	34,523	327,875
Chief Financial Officer	2007	175,100	76,500	-	-	-	23,010	274,610

John T. Halliburton	2008	158,749	69,525	21,352	12,127	1,085	31,743	294,581
President	2007	154,500	67,500	-	-	-	22,552	244,552
 __________________________________________________________________
(1)
Reflects the value of restricted stock awards granted to our executive officers under the 2008 Equity Incentive Plan on August 11, 2008 based on the value expensed on our financial statements in 2008 in accordance with SFAS 123R, disregarding any impact of assumed forfeiture rates.  See note 16 of our consolidated financial statements for the year ended December 31, 2008, filed on Form 10-K dated March 25, 2009, for assumptions made in valuation.

(2)
Reflects the value of stock option awards granted to our executive officers under our 2008 Equity Incentive Plan on August 11, 2008 based on the value expensed on our financial statements in 2008 in accordance with SFAS 123R, disregarding any impact of assumed forfeiture rates.  The grant date fair value of these stock option awards as computed in accordance with SFAS 123R is $284,692 for each individual.  See note 16 of our consolidated financial statements for the year ended December 31, 2008, filed on Form 10-K dated March 25, 2009, for assumptions made in valuation.

(3)
The Company has a Nonqualified Deferred Compensation Plan under which executives directed that their deferred compensation be invested in First Advantage Bancorp stock, which is held in a trust established by the Bank.  Amounts deferred earned interest until stock was actually purchased.  Dividends are paid on First Advantage Bancorp stock which is held in trust for each individual and are used to purchase additional shares of Company stock.

(4)
Details of the amounts reported in the “All Other Compensation” column for fiscal 2008 are provided in the table below.  Amounts in the table below do not include perquisites, which did not total in the aggregate more than $10,000 for any of the named executive officers.

	Mr. Bradley	Mr. Greenwell	Mr. Halliburton
Employer contributions to 401(k) plan	$8,259	$7,675	$6,890
ESOP allocation	12,642	12,642	12,623
Dividends - 2008 Executive Incentive Plan	1,382	1,382	1,382

Grants of Plan-Based Awards

The following table sets forth information regarding stock options and restricted stock awards granted to our executive officers under the 2008 Equity Incentive Plan during the year ended December 31, 2008.

		All Other	All Other	Exercise
		Stock Awards:	Option Awards:	or	Grant Date
		Number of Shares	Number of Securities	Base Price	Fair Value
		of Stock	Underlying Options	of Option Awards	of Stock and
Name	Grant Date	(#) (1)	(#) (2)	($/Sh)	Option Awards
Earl O. Bradley, III	August 11, 2008	27,640	-	$-	$284,692
	August 11, 2008	-	69,099	10.30	161,692

Patrick C. Greenwell	August 11, 2008	27,640	-	-	284,692
	August 11, 2008	-	69,099	10.30	161,692

John T. Halliburton	August 11, 2008	27,640	-	-	284,692
	August 11, 2008	-	69,099	10.30	161,692
__________________________________________________________________
(1)
Awards of restricted common stock vest in five equal installments, with the first installment vesting on August 11, 2009.  See note 16 of our consolidated financial statements for the year ended December 31, 2008, filed on Form 10-K dated March 25, 2009, for assumptions made in valuation.

(2)
Awards of stock options vest in five equal installments, with the first installment vesting on August 11, 2009.  See note 16 of our consolidated financial statements for the year ended December 31, 2008, filed on Form 10-K dated March 25, 2009, for assumptions made in valuation.

Outstanding Equity Awards at Year-End

The following table sets forth information regarding stock options and restricted stock awards granted to our executive officers under the 2008 Executive Incentive Plan as of December 31, 2008.

	Option Awards
	Number of Securities	Number of Securities
	Underlying Unexercised	Underlying Unexercised	Option Exercise	Option
Name	Options (#) Exercisable	Options (#) Unexercisable(1)	Price ($)	Expiration Date
Earl O. Bradley, III	-	69,099	$10.30	August 11, 2018
Patrick C. Greenwell	-	69,099	10.30	August 11, 2018
John T. Halliburton	-	69,099	10.30	August 11, 2018

	Stock Awards
		Market Value of Shares or
	Number of Shares or Units of	Units of Stock That Have Not
Name	Stock That Have Not Vested (#)(2)	Vested (#)(3)
Earl O. Bradley, III	27,640	$283,310
Patrick C. Greenwell	27,640	283,310
John T. Halliburton	27,640	283,310
__________________________________________________________________
(1)	Options vest in five equal installments beginning on August 11, 2009.
(2)	Shares of restricted stock vest in five equal installments on August 11, 2009.
(3)	Market value of unvested restricted stock is based upon the closing price of our common stock on December 31, 2008, of $10.25 per share.

Employment Agreements

First Advantage Bancorp and First Federal Savings Bank have entered into separate employment agreements with Earl O. Bradley, III, John T. Halliburton and Patrick C. Greenwell (each an “executive” and, collectively, the “executives”).  Our continued success depends to a significant degree on the skills and competence of these executives, and the employment agreements are intended to ensure that we maintain a stable management base.  Under the agreements, which were executed on November 30, 2007, and have essentially identical provisions, First Advantage Bancorp will make any payments not made by First Federal Savings Bank under its agreements with the executives, but the executives will not receive any duplicate payments.

The employment agreements each provide for three-year terms, subject to annual renewal by the Board of Directors for an additional year beyond the then-current expiration date.  The agreements also provide for participation in employee benefit plans and programs maintained for the benefit of senior management personnel, including discretionary bonuses, participation in stock-based benefit plans and certain fringe benefits as described in the agreements.  See “Potential Post-Termination Benefits” for a discussion of the benefits and payments the executives may receive upon termination of employment.

Nonqualified Deferred Compensation

The following table provides information with respect to each deferred compensation plan in which the named executive officers participated in 2008.

		Registrant	Aggregate	Aggregate	Aggregate
		Contributions	Earnings	Withdrawals/	Balance in Last
		in Last FY	in 2008	Distributions	Fiscal Year End
Executive	Plan Name	($)	($) (1)	($)	($) (2)
Earl O. Bradley, III	2007 Executive Deferred Incentive Plan	$-	$-	$-	$-
	Stock-Based Deferral Plan	-	7,441	-	255,441

Patrick C. Greenwell	2007 Executive Deferred Incentive Plan	-	-	-	-
	Stock-Based Deferral Plan	-	6,976	-	239,476

John T. Halliburton	2007 Executive Deferred Incentive Plan	-	-	-	-
	Stock-Based Deferral Plan	-	6,510	-	223,510

__________________________________________________________________
(1)
The amount in this column represents the change during the last fiscal year in the value of the underlying First Advantage Bancorp stock fund in which the executive officer’s deferred amounts were deemed to be invested and any increases in the deferred amounts due to interest earned on amounts deferred until stock was actually purchased and dividends paid on stock which is held in trust for each individual

(2)
Of the amounts reported in this column, $248,000, $232,500 and $217,000 represent deferrals of cash compensation for Mr. Bradley, Mr. Greenwell and Mr. Halliburton, respectively, from the prior year that were reported in the Nonqualified Deferred Compensation Table in our proxy statement for 2008.  The remaining balances represent the cumulative earnings on the original deferred amounts.

1998 Deferred Compensation Plan. First Federal Savings Bank maintains a Deferred Compensation Plan in order to provide deferred income and retirement benefits to directors and officers designated by First Federal Savings Bank’s Board of Directors as participants.  Under the plan, participants may elect to defer up to 25% of salary and up to 100% of Board fees or cash bonuses into the plan.  First Federal Savings Bank also has credited each participant’s account initially with $1,000 per year of service for each non-employee director and $2,000 per year of service for officers with the title of executive vice president or higher.  Participants’ accounts are credited with interest based on the rate of return provided by First Federal Savings Bank on one year certificates of deposit.  Participants are 100% vested in their deferred compensation accounts.  The plan currently provides for distributions ranging from a lump sum to a term of up to ten years.  If First Federal Savings Bank becomes insolvent, the assets of the plan are subject to the claims of its creditors until paid to the plan participants and their beneficiaries as set forth in the plan.  The plan was amended in connection with the offering to allow participants to make a one-time election to transfer all or part of their accrued balances into the First Federal Savings Bank Stock-Based Deferral Plan in order to facilitate the purchase of common stock in the conversion stock offering through the Stock-Based Deferral Plan.  Our current executive management team is participating in the Executive Deferred Incentive Plan, discussed below, but is not participating in this plan.

2007 Executive Deferred Incentive Plan.  First Federal Savings Bank maintains an Executive Deferred Incentive Plan that provides for the grant of annual cash deferred incentive awards to individual officers designated by the Board of Directors as participants.  The Board of Directors determined individual award amounts based on the attainment of established criteria; the awards may be expressed as a percentage of the participant’s cash compensation or otherwise, as determined by the Board of Directors.  Awards vest over a three to five year vesting period.  Vesting of awards accelerates only upon the death or disability of a participant or upon a change in control.  Participants may also elect to receive a lump sum distribution of their vested awards upon a change in control.  See “Potential Post-Termination Benefits” for a discussion of the payments each executive may receive under this plan upon termination of employment.

Stock-Based Deferral Plan.  First Federal Savings Bank maintains the First Federal Savings Bank Stock-Based Deferral Plan for certain eligible officers and members of the Board of Directors.  The stock-based deferral plan allowed participants to defer compensation and invest their deferrals in First Advantage Bancorp common stock.  See “Potential Post-Termination Benefits” for a discussion of the payments each executive may receive under this plan upon termination of employment.

Potential Post-Termination Benefits

Payments Made Upon Termination for Cause. If Earl O. Bradley, III, Patrick C. Greenwell or  John T. Halliburton (collectively referred to in this section on Post-Termination Benefits as the “executives” and individually referred to as an “executive”) is terminated for cause, under the terms of the First Federal Savings Bank and First Advantage Bancorp employment agreements, the executive would receive his base salary through the date of his termination of employment and retain the rights to any vested benefits subject to the terms of the plan or agreement under which those benefits are provided.

Payments Made Upon Voluntary Termination and Termination Without Cause or for Good Reason.  If First Federal Savings Bank or First Advantage Bancorp terminates an executive’s  employment for reasons other than cause, or if an executive terminates voluntarily under certain circumstances that constitute “good reason” as defined in the an executive’s employment agreement, the executive (or his beneficiary should he die before receipt of payment) is entitled to a lump sum cash payment equal to the executive’s base salary for the remaining term of the employment agreement, along with continued medical, dental, and life insurance coverage for the remaining term of the agreement.

Payments Made Upon Disability.  Under the executives’ employment agreements, if an executive becomes disabled and his employment is terminated, he will be entitled to disability pay equal to 100% of his bi-weekly base salary in effect at the date of termination.  He would continue to receive disability payments until the earlier of: (i) the date he returns to full employment with us, (ii) his death, (iii) attainment of age 65, or (iv) the date his employment agreement would have terminated had his employment not terminated because of disability.  All disability payments will be reduced by the amount of any disability benefits payable under the First Federal Savings Bank disability plans.

Payments Made Upon Death.  Under the executives’ employment agreements, following an executive’s death, the executive’s estate is entitled to receive the compensation due to the executive through the end of the month in which his death occurs.

Under First Federal Savings Bank’s Stock-Based Deferral Plan and the Executive Deferred Incentive Plan, if an executive dies before the end of the deferral period or after termination of employment but before the distribution of executive’s account balance, the executive’s designated beneficiary or estate will receive the benefits to which the executive was entitled.

Payments Made Upon a Change in Control. The executives’ employment agreements provide that if during the one year period following a change in control (as defined in the agreements) an executive’s employment is terminated without cause or the executive voluntarily terminates his employment for good reason, the executive will be entitled to a severance payment equal to three (3) times the average of the executive’s annual compensation over the five calendar years preceding the change in control.  For purposes of this calculation, annual compensation is defined as compensation reported in Box 1 of the executive’s Form W-2.  In addition to a cash severance payment, the employment agreements provide that each executive will receive continued medical, dental and life insurance coverage up to 36 months following his termination of employment.  Code Section 280G provides that payments related to a change in control that equal or exceed three (3) times an individual’s “base amount” (defined as average annual taxable compensation over the five preceding calendar years) constitute “excess parachute payments.” Individuals who receive excess parachute payments are subject to a 20% excise tax on the amount that exceeds the base amount, and the employer may not deduct such amounts. The executives’ employment agreements provide that if the total value of the benefits provided and payments made to an executive in connection with a change in control, either under his employment agreement alone or together with other payments and benefits that he has the right to receive from the First Federal Savings Bank or First Advantage Bancorp, exceed three (3) times his base amount (“280G Limit”), his severance payment will be reduced or revised so that the aggregate payments do not exceed his 280G Limit.

Under the terms of the First Federal Savings Bank Employee Stock Ownership Plan, upon a change in control (as defined in the plan), the plan trustee will repay in full any outstanding stock acquisition loan.  After repayment of the acquisition loan, all remaining shares of First Advantage Bancorp common stock held in the loan suspense account, all other stock or securities, and any cash proceeds from the sale or other disposition of any shares of stock held in the loan suspense account will be allocated among the accounts of all participants in the plan who were employed by First Federal Savings Bank on the date immediately preceding the effective date of the change in control.  The allocations of shares or cash proceeds shall be credited to each eligible participant in proportion to the opening balances in their accounts as of the first day of the valuation period in which the change in control occurred.  Payments under the employee stock ownership plan are not categorized as parachute payments and, therefore, do not count towards each executive’s 280G Limit.

If there is a change in control (as defined in the 2008 Equity Incentive Plan) of the Company or First Federal Savings Bank, outstanding stock options granted to the executives pursuant to the 2008 Equity Incentive Plan, which are unvested as of the date of the change in control, automatically vest in full upon a change in control and, if the option holder is terminated other than for cause within twelve months of the date of the change in control, will remain exercisable until the expiration date of the stock options.  Restricted stock awards granted to the executives pursuant to the 2008 Equity Incentive Plan, which are unvested as of the date of the change in control also automatically vest in full upon a change in control.  The value of the accelerated stock options and restricted stock awards count towards the executives 280G Limit.

OTHER INFORMATION RELATING TO
DIRECTORS AND EXECUTIVE OFFICERS

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934 requires the Company’s executive officers and directors, and persons who own more than 10% of any registered class of the Company’s equity securities, to file reports of ownership and changes in ownership with the Securities and Exchange Commission.  These individuals are required by regulation to furnish the Company with copies of all Section 16(a) reports they file.

Based solely on its review of the copies of the reports it has received and written representations provided to it from the individuals required to file the reports, the Company believes that each of its executive officers and directors has complied with applicable reporting requirements for transactions in the Company’s common stock during the fiscal year ended December 31, 2008, except that Directors William G. Beach, Vernon M. Carrigan, William Lawson Mabry and William H. Orgain each had one late Form 4 filing which reported one transaction and Mr. Durrett had two late Form 4 filings which reported one transaction each.

Transactions with Related Persons

Loans and Extensions of Credit.  The Sarbanes-Oxley Act of 2002 generally prohibits loans by First Advantage Bancorp to its executive officers and directors.  However, the Sarbanes-Oxley Act contains a specific exemption from such prohibition for loans by First Federal Savings Bank to its executive officers and directors in compliance with federal banking regulations.  Federal regulations require that all loans or extensions of credit to executive officers and directors of insured institutions must be made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons and must not involve more than the normal risk of repayment or present other unfavorable features.  First Federal Savings Bank is therefore prohibited from making any new loans or extensions of credit to executive officers and directors at different rates or terms than those offered to the general public.  Notwithstanding this rule, federal regulations permit First Federal Savings Bank to make loans to executive officers and directors at reduced interest rates if the loan is made under a benefit program generally available to all other employees and does not give preference to any executive officer or director over any other employee.  First Federal Savings Bank does not sponsor such a program.

According to the Company’s Audit Committee Charter, the Audit Committee periodically reviews, no less frequently than quarterly, a summary of the Company’s transactions with directors and executive officers of the Company and with firms that employ directors, as well as any other related person transactions, for the purpose of recommending to the disinterested members of the Board of Directors that the transactions are fair, reasonable and within Company policy and should be ratified and approved.  Also, in accordance with banking regulations and its policy, the Board of Directors reviews all loans made to a director or executive officer in an amount that, when aggregated with the amount of all other loans to such person and his or her related interests, exceed the greater of $25,000 or 5% of the Company’s capital and surplus (up to a maximum of $500,000) and such loan must be approved in advance by a majority of the disinterested members of the Board of Directors.  Additionally, pursuant to the Company’s Code of Ethics and Business Conduct, all executive officers and directors of the Company must disclose any existing or potential conflicts of interest to the Chief Executive Officer of the Company.  Such potential conflicts of interest include, but are not limited to, the following: (1) the Company conducting business with or competing against an organization in which a family member of an executive officer or director has an ownership or employment interest and (2) the ownership of more than 1% of the outstanding securities or 5% of total assets of any business entity that does business with or is in competition with the Company.

The aggregate outstanding balance of loans extended by First Federal Savings Bank to its executive officers and directors and related parties was $8.3 million at December 31, 2008.  These loans were performing according to their original terms at December 31, 2008.  In addition, these loans were made in the ordinary course of business, on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable loans with persons not related to First Federal Savings Bank, and did not involve more than the normal risk of collectibility or present other unfavorable features when made.

SUBMISSION OF BUSINESS PROPOSALS AND SHAREHOLDER NOMINATIONS

The Company must receive proposals that shareholders seek to include in the proxy statement for the Company’s next annual meeting no later than January 9, 2010.  If next year’s annual meeting is held on a date that is more than 30 calendar days from May 20, 2010, a shareholder proposal must be received by a reasonable time before the Company begins to print and mail its proxy solicitation materials for such annual meeting.  Any shareholder proposals will be subject to the requirements of the proxy rules adopted by the Securities and Exchange Commission.

The Company’s Bylaws provide that, in order for a shareholder to make nominations for the election of directors or proposals for business to be brought before the annual meeting, a shareholder must deliver notice of such nomination and/or proposals to the Company’s Secretary not less than 90 days before the date of the annual meeting.  However, if less than 100 days’ notice of the annual meeting is given to shareholders, such notice must be delivered not later than the close of the tenth day following the day on which notice of the annual meeting was mailed to shareholders or public disclosure of the meeting date was made.  A copy of the Bylaws may be obtained from the Company.

SHAREHOLDER COMMUNICATIONS

The Company encourages shareholder communications to the Board of Directors and/or individual directors.  All communications from shareholders should be addressed to First Advantage Bancorp, 1430 Madison Street, Clarksville, Tennessee 37040.  Communications to the Board of Directors should be sent to the attention of Patrick C. Greenwell, Corporate Secretary.  Communications to individual directors should be sent to such director at the Company’s address.  Shareholders who wish to communicate with a committee of the Board should send their communications to the attention of the Chairman of the particular committee, with a copy to Vernon M. Carrigan, the Chairman of the Nominating and Corporate Governance Committee.  It is in the discretion of the Nominating and Corporate Governance Committee as to whether a communication sent to the full Board should be brought before the full Board.

MISCELLANEOUS

The Company will pay the cost of this proxy solicitation.  The Company will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending proxy materials to the beneficial owners of the Company.  Additionally, directors, officers and other employees of the Company may solicit proxies personally or by telephone.  None of these persons will receive additional compensation for these activities.

The Company’s Annual Report to Shareholders has been included with this proxy statement.  Any shareholder who has not received a copy of the Annual Report may obtain a copy by writing to the Corporate Secretary of the Company.  The Annual Report is not to be treated as part of the proxy solicitation material or as having been incorporated by reference into this proxy statement.

If you and others who share your address own your shares in “street name,” your broker or other holder of record may be sending only one annual report and proxy statement to your address.  This practice, known as “householding,” is designed to reduce our printing and postage costs.  However, if a shareholder residing at such an address wishes to receive a separate annual report or proxy statement in the future, he or she should contact the broker or other holder of record.  If you own your shares in “street name” and are receiving multiple copies of our annual report and proxy statement, you can request householding by contacting your broker or other holder of record.

Whether or not you plan to attend the annual meeting, please vote by marking, signing, dating and promptly returning the enclosed proxy card in the enclosed envelope.

By Order of the Board of Directors,

/s/Patrick C. Greenwell
Patrick C. Greenwell
Corporate Secretary

Clarksville, Tennessee
April 9, 2009

REVOCABLE PROXY

FIRST ADVANTAGE BANCORP
ANNUAL MEETING OF SHAREHOLDERS

May 20, 2009
1:00 p.m., Local Time

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

Important Notice Regarding the Availability of Proxy Materials
for the Shareholder Meeting to Be Held on May 20, 2009

This Proxy Statement is available at http://www.cfpproxy.com/6373.  Also available on this website is the Company’s 2008 Annual Report on Form 10-K, as filed with the Securities and Exchange Commission, including the Company’s audited consolidated financial statements.

The undersigned hereby appoints the official proxy committee of First Advantage Bancorp (the “Company”), consisting of Earl O. Bradley, III and John T. Halliburton or either of them, with full power of substitution in each, to act as proxy for the undersigned, and to vote all shares of common stock of the Company which the undersigned is entitled to vote only at the Annual Meeting of Shareholders to be held on May 20, 2009 at 1:00 p.m., local time, at the First Federal Savings Bank, St. Bethlehem Branch, 2070 Wilma Rudolph Blvd., Clarksville, Tennessee, and at any adjournments thereof, with all of the powers the undersigned would possess if personally present at such meeting as follows:

1.	The election as directors of all nominees listed (unless the “For All Except” box is marked and the instructions below are complied with).

Vernon M. Carrigan	John T. Halliburton	David L. Watson

FOR ALL
FOR	WITHHOLD	EXCEPT
☐	☐	☐

INSTRUCTION:  To withhold your vote for any individual nominee, mark “FOR ALL EXCEPT” and write that nominee’s name on the line provided below.

2.	The ratification of the appointment of Horne LLP as the independent registered public accounting firm of First Advantage Bancorp for the fiscal year ending December 31, 2009.

FOR ALL
FOR	WITHHOLD	EXCEPT
☐	☐	☐

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR”
EACH OF THE LISTED PROPOSALS.

This proxy will be voted as directed, but if no instructions are specified, this proxy, properly signed and dated, will be voted “FOR” each of the proposals listed.  If any other business is presented at the Annual Meeting, including whether or not to adjourn the meeting, this proxy will be voted by the proxies in their judgment.  At the present time, the Board of Directors knows of no other business to be presented at the Annual Meeting.  This proxy also confers discretionary authority on the Proxy Committee of the Board of Directors to vote with respect to (1) the election of any person as director, where the nominees are unable to serve or for good cause will not serve and (2) matters incident to the conduct of the meeting.

Date:_____________________________	__________________________________
Shareholder sign above

__________________________________
Co-holder (if any) sign above

Detach above card, sign, date and mail in the postage paid envelope provided.

FIRST ADVANTAGE BANCORP

The above signed acknowledges receipt from First Advantage Bancorp, before the execution of this proxy, of a Notice of Annual Meeting of Shareholders, a Proxy Statement for the Annual Meeting and an Annual Report to Shareholders.

Please sign exactly as your name appears on this card.  When signing as attorney, executor, administrator, trustee or guardian, please give your full title.  If shares are held jointly, each holder may sign but only one signature is required.

PLEASE COMPLETE, DATE, SIGN AND PROMPTLY MAIL THIS PROXY IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

IF YOUR ADDRESS HAS CHANGED, PLEASE CORRECT THE ADDRESS IN THE SPACE PROVIDED BELOW AND RETURN THIS PORTION WITH THE PROXY IN THE ENVELOPE PROVIDED.

Dear 401(k) Plan Participant:

On behalf of the Board of Directors of First Advantage Bancorp (the “Company”), I am forwarding you the attached GREEN voting instruction card to convey your voting instructions to First Bankers Trust Services, Inc.  (the “Trustee”) on the proposals to be presented at the Annual Meeting of Shareholders of First Advantage Bancorp to be held on May 20, 2009.  Also enclosed is a Notice and Proxy Statement for the Annual Meeting of Shareholders of First Advantage Bancorp and a copy of the Company’s Annual Report to Shareholders.

As a holder of First Advantage Bancorp common stock through the First Advantage Bancorp Stock Fund in the First Federal Savings Bank 401(k) and Profit Sharing Plan, you are entitled to direct the Trustee how to vote the shares of common stock credited to your account as of March 25, 2009, the record date for the Annual Meeting.  If the Trustee does not receive your instructions by May 11, 2009, the Trustee will vote your shares in a manner calculated to most accurately reflect the instructions received from other 401(k) Plan participants.

Please complete, sign and return the enclosed GREEN voting instruction card in the postage paid envelope provided by First Bankers Trust Services, Inc.  Your vote will not be revealed, directly or indirectly, to any employee or director of First Advantage Bancorp or First Federal Savings Bank.

Sincerely,

/s/Earl O. Bradley, III
Earl O. Bradley, III
Chief Executive Officer

VOTING INSTRUCTION CARD
401(k)

FIRST ADVANTAGE BANCORP

ANNUAL MEETING OF SHAREHOLDERS

May 20, 2009
1:00 p.m., Local Time

The undersigned hereby directs the 401(k) Plan Trustee to vote all shares of common stock of First Advantage Bancorp (the “Company”) credited to the undersigned’s account, for which the undersigned is entitled to vote at the Annual Meeting of Shareholders to be held on May 20, 2009 at 1:00 p.m., local time, at the First Federal Savings Bank, St. Bethlehem Branch, 2070 Wilma Rudolph Blvd., Clarksville, Tennessee, and at any adjournments thereof, with all of the powers the undersigned would possess if personally present at such meeting as follows:

1.	The election as directors of all nominees listed (unless the “For All Except” box is marked and the instructions below are complied with).

Vernon M. Carrigan	John T. Halliburton	David L. Watson

FOR ALL
FOR	WITHHOLD	EXCEPT
☐	☐	☐

INSTRUCTION:  To withhold your vote for any individual nominee, mark “FOR ALL EXCEPT” and write that nominee’s name on the line(s) provided below.

2.	The ratification of the appointment of Horne LLP as the independent registered public accounting firm of First Advantage Bancorp for the fiscal year ending December 31, 2009.

FOR ALL
FOR	WITHHOLD	EXCEPT
☐	☐	☐

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR”
EACH OF THE LISTED PROPOSALS.

Please be sure to sign and date this Voting Instruction Card in the box below.

Date:_____________________________	__________________________________
Participant sign above

Detach above card, sign, date and mail in the postage paid envelope provided.

FIRST ADVANTAGE BANCORP

The above signed acknowledges receipt from First Advantage Bancorp, before the execution of this voting instruction card, of a Notice of Annual Meeting of Shareholders, a Proxy Statement for the Annual Meeting and an Annual Report to Shareholders.

PLEASE COMPLETE, DATE, SIGN AND PROMPTLY MAIL THIS VOTING INSTRUCTION CARD IN THE ENCLOSED POSTAGE-PAID ENVELOPE BY MAY 11, 2009.

IF YOUR ADDRESS HAS CHANGED, PLEASE CORRECT THE ADDRESS IN THE SPACE PROVIDED BELOW AND RETURN THIS PORTION IN THE ENVELOPE PROVIDED.

Dear ESOP Participant:

On behalf of the Board of Directors of First Advantage Bancorp (the “Company”), I am forwarding you the attached BLUE voting instruction card to convey your voting instructions to First Bankers Trust Services, Inc. (the “Trustee”) on the proposals to be presented at the Annual Meeting of Shareholders of First Advantage Bancorp to be held on May 20, 2009.  Also enclosed is a Notice and Proxy Statement for the Annual Meeting of Shareholders of First Advantage Bancorp and a copy of the Company’s Annual Report to Shareholders.

As a participant in the First Federal Savings Bank Employee Stock Ownership Plan (the “ESOP”), you are entitled to vote all shares of Company common stock allocated to your account as of March 25, 2009, the record date for the Annual Meeting.  All allocated shares of Company common stock will be voted as directed by participants, so long as participant instructions are received by the Trustee on or before May 11, 2009.  If you do not direct the Trustee as to how to vote the shares of Company common stock allocated to your ESOP account, the Trustee will vote your shares in a manner calculated to most accurately reflect the instructions it receives from other participants, subject to its fiduciary duties.

Please complete, sign and return the enclosed BLUE voting instruction card in the postage paid envelope provided by First Bankers Trust Services, Inc.  Your vote will not be revealed, directly or indirectly, to any employee or director of First Advantage Bancorp or First Federal Savings Bank.

Sincerely,

/s/Earl O. Bradley, III
Earl O. Bradley, III
Chief Executive Officer

VOTING INSTRUCTION CARD
ESOP

FIRST ADVANTAGE BANCORP

ANNUAL MEETING OF SHAREHOLDERS

May 20, 2009
1:00 p.m., Local Time

The undersigned hereby directs the ESOP Trustee to vote all shares of common stock of First Advantage Bancorp (the “Company”) allocated to the undersigned’s account, for which the undersigned is entitled to vote at the Annual Meeting of Shareholders to be held on May 20, 2009 at 1:00 p.m., local time, at the First Federal Savings Bank, St. Bethlehem Branch, 2070 Wilma Rudolph Blvd., Clarksville, Tennessee, and at any adjournments thereof, with all of the powers the undersigned would possess if personally present at such meeting as follows:

1.	The election as directors of all nominees listed (unless the “For All Except” box is marked and the instructions below are complied with).

Vernon M. Carrigan	John T. Halliburton	David L. Watson

FOR ALL
FOR	WITHHOLD	EXCEPT
☐	☐	☐

INSTRUCTION:  To withhold your vote for any individual nominee, mark “FOR ALL EXCEPT” and write that nominee’s name on the line provided below.

2.	The ratification of the appointment of Horne LLP as the independent registered public accounting firm of First Advantage Bancorp for the fiscal year ending December 31, 2009.

FOR ALL
FOR	WITHHOLD	EXCEPT
☐	☐	☐

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR”
EACH OF THE LISTED PROPOSALS.

Please be sure to sign and date this Voting Instruction Card in the box below.

Date:_____________________________	__________________________________
Participant sign above

Detach above card, sign, date and mail in the postage paid envelope provided.

FIRST ADVANTAGE BANCORP

The above signed acknowledges receipt from First Advantage Bancorp, before the execution of this voting instruction card, of a Notice of Annual Meeting of Shareholders, a Proxy Statement for the Annual Meeting and an Annual Report to Shareholders.

PLEASE COMPLETE, DATE, SIGN AND PROMPTLY MAIL THIS VOTING INSTRUCTION CARD IN THE ENCLOSED POSTAGE-PAID ENVELOPE BY MAY 11, 2009.

IF YOUR ADDRESS HAS CHANGED, PLEASE CORRECT THE ADDRESS IN THE SPACE PROVIDED BELOW AND RETURN THIS PORTION IN THE ENVELOPE PROVIDED.